UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2003

ACCREDO HEALTH, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25769	62-1642871

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1640 Century Center Pkway
Suite 101
Memphis, TN 38134
(Address of Principal Executive Offices, including Zip Code)

(901) 385-3688
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EX-99.1 PRESS RELEASE DATED MAY 5, 2003

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     No financial statements were required to be filed with this Report. The following exhibits are filed as part of this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated May 5, 2003

ITEM 9. INFORMATION FURNISHED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under Item 9.

     On May 5, 2003, Accredo Health, Incorporated issued a press release reporting on its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDO HEALTH, INCORPORATED

	By:	/s/ Thomas W. Bell, Jr. Thomas W. Bell, Jr. Senior Vice President and General Counsel

Dated: May 5, 2003